UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston	,	Texas	77056
(Address of principal executive offices)					(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) (1)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFTLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________
1 Since our emergence from bankruptcy, our ordinary shares have been quoted on the OTC Pink Marketplace. While our ordinary shares remain registered on the NYSE, the NYSE suspended trading in our ordinary shares in May 2019 and our appeal of that suspension is pending.

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2020, Weatherford International plc (“we” or the “Company”) issued a news release announcing results for the fourth quarter ended December 31, 2019. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

We will host a conference call on Monday, March 16, 2020, to discuss the results for the fourth quarter and full year ending December 31, 2019, including adjustments related to the fresh-start accounting process. The conference call is scheduled to begin at 8:30 a.m. Eastern Time (7:30 a.m. Central Time).

Listeners may register in advance for the conference call at http://dpregister.com/10139185 and will receive an email including a calendar reminder, dial-in number, and a PIN providing immediate access to the call.

Weatherford invites investors to listen to the call live via live webcast on the Company’s website at https://www.weatherford.com/en/investor-relations/conference-call-details. Alternatively, listeners can access the conference call by dialing +1 877-328-5344 (within the U.S.) or +1 412-902-6762 (outside of the U.S.) and asking for the Weatherford conference call.  Listeners should log in or dial in approximately 10 minutes prior to the start of the call.

A telephonic replay of the conference call will be available until March 26, 2020, at 5:00 p.m. Eastern Time. To access the replay, please dial +1 877-344-7529 (within the U.S.) or +1 412-317-0088 (outside of the U.S.) and reference conference number 10139185.

Item 7.01	Regulation FD Disclosure.

On March 16, 2020, we issued a news release announcing results for the Company’s fourth quarter ended December 31, 2019. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	News Release dated March 16, 2020, announcing results for the fourth quarter ended December 31, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: March 16, 2020
/s/ Christian A. Garcia
Christian A. Garcia
Executive Vice President and Chief Financial Officer